                              Bluegreen Corporation
                                  October 2010

                                   Safe Harbor

Statements in this  presentation may constitute  forward looking  statements and are made  pursuant  to the  Safe  Harbor  Provision  of the  Private  Securities
Litigation Reform Act of 1995.  Forward looking  statements are based largely on expectations  and are subject to a number of risks and  uncertainties  including but not limited to the risks and uncertainties associated with economic,  credit market,  competitive and other factors affecting the Company and its operations, markets,  products and services, as well as the risk that the Company may not be able to refinance or restructure outstanding debt; the Company’s  strategic initiatives are not maintained successfully,  do not have the expected impact on the Company’s  financial position,  results or operations,  liquidity,  and credit prospects; the performance of the Company’s vacation ownership notes receivable may continue to deteriorate in the future;  the Company may not be in a position to draw down on its existing  credit lines or may be unable to renew, extend or replace such lines of credit; the Company may require new credit lines to provide liquidity for its operations, including facilities to sell or finance its notes  receivable;  the Company may not be able to obtain or  diversify  its liquidity  sources;  the  Company  many not be able to  successfully  securitize
additional   timeshare  loans  or  obtain  adequate   receivable-backed   credit
facilities in the future;  real estate inventories,  notes receivable,  retained interests  in notes  receivable  sold or other assets will be  determined  to be impaired in the future;  risks relating to pending or future litigation,  claims
and  assessments;   sales  and  marketing  strategies  related  to  Resorts  and
Communities properties may not be successful;  retail prices and homesite yields for Communities properties may be below the Company’s estimates;  marketing costs will increase and not result in increased sales;  sales to existing owners will not  continue at current  levels;  fee-for-service  initiatives  may not be successful;  deferred  sales may not be  recognized to the extent or at the time anticipated;  consolidation of  special-purpose  finance entities will result in different  adjustments  and charges  than  anticipated;  and the risks and other factors detailed in the  Company’s  SEC filings,  including its most recent
Annual Report on Form 10-K filed on March 31, 2010 and Form 10-Q filed on August
6, 2010.

                                                                               1

                                 Company Profile

      Leading international leisure/hospitality management & marketing company.

      4TH Largest (1) publicly-held timeshare operator with desirable vertical integration.

      Flexible Vacation Club product with broad national footprint, which diversifies risk.

      Strong emphasis on customer experience.

      Attractive demographic profile.

      Successfully executing core strategy of growing its base of recurring,
      Fee-Based Service revenues.

      Experienced management team, successfully navigating the recent recession/credit crisis.

      In 2009, improved operating/investing cash flows by $275.6 million.

      (1) Based on VOI Sales

                                                                               2

                               Bluegreen Resorts

      Vacation Ownership Interests sold through real-estate based Bluegreen
      Vacation Club®

      More than 160,000 owners in the Bluegreen Vacation Club

      55 in-network resorts, near “drive to” vacation destinations and Aruba

      Access to 21 Shell Vacations Club Resorts through “Select Connections”
      partnership

                                                                               3

                      Bluegreen Vacation Club
             Vacation Ownership with Flexibility, Quality and Value

      Owners get the flexibility of stays at any of 55 in-network resorts a points-based reservation system, not an internal exchange.

      o Owners receive an annual or biennial allotment of vacation points that are used as internal “currency” for vacation lodging.

      o While Owners hold a beneficial ownership in a deeded real estate timeshare interest in a specific resort (held in trust on their behalf), that resort is irrelevant to their use rights beyond the number of vacation points associated with that timeshare interest.

      o Reservations can be for as little as two nights. Every resort, every season, every unit size and every day of the week has a set “cost”
      denominated in points.

      o No per-stay charges.

      o Ability to use additional “Bonus Time” nights for cash, if so desired.

                                                                               4

                           Bluegreen Vacation Club
         Vacation Ownership with Flexibility, Quality and Value (cont.)

      Owners can also access over 4,000 participating timeshare resorts in over
      100 countries through Resort Condominiums International, LLC, the world’s largest timeshare exchange network.

      Through Bluegreen’s Traveler Plus program, Owners receive access to discount vacation benefits including hotels, rental cars and cruises.
      Owners can also use their vacation points for certain of these benefits.
      Owners receive the first year of Traveler Plus with their membership and then can renew annually for an additional fee.

      Quality vacation experiences in spacious,  fully appointed  accommodations in a wide variety of destinations to suit Owners’  desires. A variety of unit sizes allow Owners to only “spend”  the amount of points they need for their space needs on a  particular  vacation - studios up to five bedroom homes.

      Strong value proposition, as timeshare interests in the Club are owned in perpetuity and the typical purchase price generally reflects a fraction of what Owners have already determined to be their lifetime lodging expenditure.

                                                                               5

 Benefits for Bluegreen Vacation Club Owners

FREEDOM & FLEXIBILITY: “It’s freedom, it’s flexibility; it’s very affordable!” -- Sheri L.

CUSTOMER SERVICE: “All we have to do is call Bluegreen and they set everything up for us.” -- The Davis Family

CLUB BENEFITS: “We purchased Bluegreen Ownership because we get so many options.“ -- The Alvarado Family

                                                                               6

Hotel Room vs. Timeshare Vacation Home

bluegreen

Typical Hotel Room

Typical Bluegreen Resort Villa



- 1 Bedroom
- 1 Bathroom
- 400 Sq. Ft.

- 2 Bedrooms
- 2 Bathrooms
- Living Area
- Full Kitchen
- Washer/Dryer
- 1,100+ Sq. Ft.

colorfulplacestoliveandplay 7

                            Unique Club Configuration

Bluegreen Vacation Club-‘Trust’  architecture allows for the retention of voting  rights once  inventory is sold,  perpetual  management  control,  and allows for recovery of the  underlying  collateral for  non-performing  consumer loans or assessments without necessity of judicial foreclosure process.

Purchaser
Bluegreen
Vacation
Club Trust

1
2
3
4

1.    Promissory Note
2.    Deed To Timeshare
3.    Mortgage
4.    Owner Beneficiary Rights

                                                                               8

Advantages of Vacation Club to Bluegreen

o     Distribution  Channel - Not limited to typical constraints of selling real estate at a single site location.  Instead,  through the Club any approved inventory can be sold at most of our sales offices.

o     Long-term  relationship  with  customer - Our agreement to manage the Club enables us to ensure a  consistent  service  experience  for our owners in addition to providing us with a recurring management fee.

o     Long-term  relationship with resorts - The property management  agreements we have with  homeowners’  associations  in Club resorts allows us to ensure that owners receive consistent high quality vacation experiences at all of our resorts. Similar to the vacation club management agreement, our property management  agreements also provide us with a recurring source of cash-based income.

                                                                               9

Advantages of Vacation Club to Bluegreen (cont)

o     The  typical  sales  objections  regarding  inventory  mix are  reduced by allowing the sales team to focus on the Club  structure and the network of resort opportunities and not just a single site location.

o     Based on consumers being geographically  diverse,  regional credit risk in the Bluegreen mortgage portfolio is mitigated.

o     Sales team quality and career paths are  enhanced  due to  continuance  of sales beyond typical sellout.

                                                                              10

Bluegreen Resorts

                                                                              11

Bluegreen Preview Centers

                                                                              12

                                Bluegreen Resorts

Mountain Run at Boyne, Boyne Falls Michigan

Club 36, Las Vegas, Nevada

Grande Villas at World Golf Village, St. Augustine, Florida

The Fountains, Orlando, Florida

                                                                              13

                                Bluegreen Resorts

La Cabana, Oranjestad, Aruba

Wilderness Club at Big Cedar, Ridgedale, Missouri

MountainLoft, Gatlinburg, Tennessee

Shenandoah Crossing, Gordonsville, Virgina

                                                                              14

                 Strategic Marketing Alliance - Bass Pro Shops®

o     Strategically aligned partnership since 2000

o     Access to over 100 million store visitors per year

o     Mini-vacation sales in 51 Bass Pro Locations

o     Access to Bass Pro’s catalogs, web site and other lead generation opportunities

                                                                              15

                    Additional Sales to Existing Owner Base

2004                                            24%
2005                                            28%
2006                                            34%
2007                                            41%
2008                                            46%
2009                                            55%
YTD June 2010                                   59%

                                                                              16

                               The Bluegreen Owner

Average income: $80,000
Age: 44-55
Marital Status: 84% Married
Average initial purchase: $13,205
Number of persons per vacation ownership trip: 2.79
Number of nights per stay: 4.23

                                                                              17

                               Fee-Based Services

A customized suite of timeshare  services and product  offerings for third-party property owners/developers, lenders and investors.

Services are based on Bluegreen’s core competencies in:
   -    Sales & Marketing
   -    Property Management
   -    Risk management
   -    Title & Escrow
   -    Design & Development
   -    Mortgage Servicing

Allows third-party  property  owners/developers  to lever off of the benefits of the Bluegreen Vacation Club product and sales distribution platform.

Cash business, which requires little if any capital expenditure by Bluegreen.

Expands the offerings of the Bluegreen Vacation Club.

                                                                              18

bluegreen

Fee - Based Services

Service	**Contract**						
	A	B	C	D	E	F	G
Location	Williamsburg Virginia	Cape Cod Massachusetts	Nassau Bahamas	Lincoln New Hampshire	Peoria Arizona	Fort Pierce Florida	Cape Cod Massachusetts
Sales & Marketing	X	X	X	X	X		X
Property Mgmt Services/ Risk Mgmt	X	X	X	X	X	X	X
Title & Escrow	X	X	X	X	X		X
Design & Development	X	X					
Mortgage Servicing					X		

colorfulplacestoliveandplay
19

                              Fee - Based Services
                                 ($ in millions)

                 Sales on Behalf                        Other Resort Fee-Based
                   of Clients      Commission Revenue      Service Revenues
------------------------------------------------------------------------------
YTD June 2009            $0                $0                     $27
------------------------------------------------------------------------------
YTD June 2010           $34               $22                     $33
------------------------------------------------------------------------------

                                                                              20

                 Timeshare Industry: Impact of Liquidity Crisis

Despite robust sales, most timeshare  companies have taken measures to downsize.
Bluegreen was  proactively the first amongst the larger entities in the space to make such changes.

Lack of  securitization  activity,  not lack of  consumer  demand,  has been the primary driver of Bluegreen’s actions.

Industry-wide impact, including:
         Wyndham
         Starwood
         Marriott
         Bluegreen

                                                                              21

              Goals of Bluegreen’s 2008/2009 Strategic Initiatives

Significantly reduced our timeshare sales operations in an attempt to reduce our sales pace to our known receivable financing capacity and projected cash sales;

Emphasizing  cash-based  businesses in our sales,  resort management and finance operations;

Minimizing the cash requirements of Bluegreen Communities;

Reducing overhead and increasing efficiencies;

Minimizing capital spending;

Continuing to provide a high level of quality vacation  experiences and customer service to our VOI owners;

Begin migration to “capital-light” fee-based model; and

Generating cash and income.

                                                                              22

                            System Wide VOI Sales (a)

($ in millions)
                  2007       2008        2009     YTD Q2 2009       YTD Q2 2010
East            $476         $496        $265         $112             $129

(a)  Excludes estimated  uncollectable VOI notes receivable and gain on sales of notes  receivable.  Includes  sales  made on  behalf of  fee-based  service clients.

                                                                              23

Sales Mix By Payment Type

                                                2008        2009           YTD
                                                                      June 2010

Cash at Close (1)                                13%          24%           27%
30-Day Cash-outs                                 11%          21%           21%
Sales realized in cash in 30 days (1)

                                                 24%          45%           48%

(1) Includes both 100% cash sales and down payments.

                                                                              24

Selling and Marketing Expenses

59% $247   55% $261   56%  $275   45%  $120    47%  $53         49%  $64
   2006      2007        2008        2009    YTD June 2009    YTD June 2010

          % of System-Wide Sales*                      $ in Millions

* As adjusted by SFAS No.152

                                                                              25

                                    Headcount

            As of 9/30/08        As of 1/31/09     As of 7/31/09   As of 7/31/10
Resorts
(Excluding       3,897                1,154             1,598           1,783
Management)
Resorts
                 1,761                1,618             1,874           1,998
Management

Communities      342                  221               259             92
Corporate
                 396                  243               206             207
Support

Total            6,396                3,236             3,937           4,080

                                                                              26

Resorts Segment Operating Profit (1)

                                  ($ in millions)

             2007        2008       2009        YTD Q2 2009     YTD Q2 2010
East         $24         $39        $38             $14              $27

(1)  Operating  profit prior to the allocation of corporate  overhead,  interest income, other income (expense),  interest expense,  income taxes,  minority interest,  and  cumulative  effect of change in accounting  principle.  Pro forma adjustments by year as noted below.

(2)  Reflects impact of SFAS No. 152, however includes pro forma  adjustments to exclude gain on sale of notes receivable of $39.4 million, $8.2 million and
     $0 in 2007, 2008, and 2009 respectively, and $13.2 million of adjustment to allowance for loan losses for prior period sales in YTD Q2 2010.

                                                                              27

                          Reduce Capital Expenditures

                                 ($ in millions)

                                   2008     2009         Reduction %     YTD
                                                                      June 2010

Inventory Spending:
Resorts                             $119       $ 26        (78)%       $  6
Communities                           40          6        (85)%          6
PP&E and
Other Cap Ex                          29          8        (72)%          2
Total:                              $188       $ 40        (79)%       $ 14

                                                                              28

                              Results of 2008/2009
                         Strategic Initiatives 12/31/09

o    Increased  operating/investing  cash  flow by over $275  million  (2009 vs.
     2008).

o    Repaid over $49 million under lines-of-credit and notes payable.

o    Generated  Resorts Field  Operating  Profit of $37.7 million (16% of sales;
     2009)  vs.  $38.8  million**  (8% of  sales,  2008),  despite  almost a 50%
     decrease in sales.

o    Generated positive cash flow from Bluegreen Communities.

o    Successfully launched “capital-light” fee-based service business model.

o    Successfully extended over $200 million in debt obligations.

** Excluding $8.2 million gain on sale of receivables from 2008 securitization.

                                                                              29

                              Results of 2008/2009
                         Strategic Initiatives 6/30/10

o    Generated  operating/investing  cash  flow of over $77  million  (YTD  June
     2010).

o    Repaid over $26 million under  lines-of-credit  and notes payable and a net reduction  of $58 million of amounts  outstanding  under  receivable-backed credit facilities\ securitizations.

o    Generated  Resorts Field Operating Profit of $27.1 million** (21% of sales;
     YTD June 2010) vs. $13.6 million (12% of sales, YTD June 2009).

o    Generated $55 million of revenue under  “capital-light”  fee-based  service business model.

**   Excluding  $13.2 million  adjustment to allowance for loan losses for prior period sales.

                                                                              30

bluegreen

Receivables Financing Program

- In-house servicing of all receivables; servicing is centralized at our Boca Raton, FL headquarters.

- Loans Serviced on LSAMS (Loan Servicing and Accounting Management System).

- Bluegreen has been servicing loans for over 20 years. Our Mortgage management team has a combined 128 years of servicing experience, with an average tenure of 14 years with Bluegreen.

Notes Receivable Outstanding (Resorts and Communities) (in millions)



$1,000
$750
$500
$250
$0
$171
$218
$250
$300
$371
$460
$569
$699
$823
$932
$803
$752
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
6/30/2010

colorfulplacestoliveandplay 31

                 How Bluegreen VOI Buyers Finance Their Purchase

Purchase Price of a Typical Vacation Ownership
  Interest:                                          $13,200     100%
Cash Down Payment:                                  ($ 1,320)    (10%)
Amount Financed:                                     $11,880      90%

Terms of Typical Financing:
     Term / Amortization:                            10 years
     Fixed Interest Rate:                            16.99%
     Monthly Payment:                                $ 206*
     Annual Maintenance Fee/ Club Dues:              $ 661
Annual Cost During Financing Period:                 $ 3,138* (3.9% of Income**)
Annual Cost After Financing Period:                  $ 661 (0.8% of Income**)

*Dollar amount rounded to the nearest whole dollar.
**Note: Based on average household income of $80,000 for timeshare buyers.

                                                                              32

                                Bluegreen Resorts
                          Credit Underwriting Standards

1994 - 2008: 10% Down Payment; No other credit verification

Effective  December  15,  2008:  Implemented  FICO®  Score-Based  Standards to
determine if credit will be offered and if so on what terms:

                   FICO ®                 Minimum Down Payment %
                  X > = 600                       10%
                  500 - 599                          20%*
                  X < = 499                      100%

* No reduction of interest rate

                                                                              33

                                Bluegreen Resorts
                          Credit Underwriting Standards

Effective January 1, 2010 Bluegreen  implemented an additional,  more stringent,
FICO® Score-Based Standard:

                   FICO ®                 Minimum Down Payment %
                  X > = 600                     10%
                  575 - 599                        20%*
                  X < = 574                    100%

*No reduction of interest rate

                                                                              34

bluegreen

Interest Rates

BXG VOI receivables have historically yielded significant interest income; in November 2008 we implemented a revised interest rate program for new obligors which has increased the WAC (on non-50/50 loans originated in 2009 and through June of 2010) to approximately 16.12%; by way of comparison, the YTD WAC for similar loans originated in 2008 through October 31, 2008 was approximately 14.94%.

VOI RATES & TERMS HISTORICAL

Down Payment	Int. Rate	Int. Rate w/o Auto-Debit	Max Term
10%	15.90%*	16.90%	10 years
20%	12.90%*	13.90%	10 years
50%	8.25%	8.25%	1 year

VOI RATES & TERMS EFFECTIVE 11/01/08

Down Payment	Int. Rate	Int. Rate w/o Auto-Debit	Max Term
10%	16.99%*	17.99%	10 years
20%	15.99%*	16.99%	10 years
10%	15.99%*	16.99%	5/7 years
50%	9.99%	9.99%	1 year

*In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.

colorfulplacestoliveandplay

35

                              Portfolio Statistics

                                              Post - 1/1/10 Loans
-------------------------------------------------------------------
Weighted Average FICO®
(Highest Obligor)                                    724(1)
-------------------------------------------------------------------
Weighted Average Interest
Rate                                                16.1%
-------------------------------------------------------------------

(1) After  allowing for settling due to 30 day payoffs;  loans without a FICO®
score removed, FICO® is from point of sale.

                                                                              36

                       Bluegreen VOI Loan Payment Methods
                                As of April 2010

PAC/ACH/Automated                                        85.5%
--------------------------------------------------------------
Coupon Book                                              14.5%
--------------------------------------------------------------
    Total                                               100.0%
--------------------------------------------------------------

Each  sale   facility/securitization/hypothecation  has  a  separate,  dedicated lockbox.

There is a daily automated,  repetitive wire to the paying agent/lender for each sale facility/securitization/hypothecation.

                                                                              37

                 Bluegreen’s Previous Receivables Purchase
                       Facilities and Term Securitizations

Purchase Facility/Term Securitization                            Note Amount
-------------------------------------                            -------------
1998 GE Purchase Facility                                        $    100.0 MM
2000 GE Purchase Facility                                        $     90.0 MM
2001-A ING Purchase Facility                                     $    125.0 MM
2002-A Term Securitization                                       $    170.2 MM
2004-A GE Purchase Facility                                      $     38.6 MM
2004-B Term Securitization                                       $    156.6 MM
2004-C BB&T Purchase Facility                                $    140.0 MM
2005-A Term Securitization                                       $    203.8 MM
2006-A GE Purchase Facility                                      $    125.0 MM
2006-B Term Securitization                                       $    139.2 MM
2007-A Term Securitization                                       $    177.0 MM
2008-A Term Securitization                                       $     60.0 MM
2010 BB&T Purchase Facility                                  $    125.0 MM
BXG Legacy 2010 Securitization                                   $     27.0 MM
                                                                 -------------
Total                                                            $ 1.7 Billion

There has never been a principal  or  interest  payment  delinquency  or default under any of these facilities.

                                                                              38

                        Typical Collection Process - VOI

10 Days - Telephone contact initiated on delinquent  accounts when an account is as few as 10 days past due

30 Days - Letter mailed  advising the borrower (if a U.S.  resident) that if the loan is not  brought  current,  the  delinquency  will be reported to the credit reporting agencies (telephone contact continues)

60 Days -  “Lock-out”  letter  mailed,  return  receipt  requested and regular mail, advising that the borrower cannot use any accommodations until the delinquency is cured (telephone contact continues)

90 Days -  “Notice  of  Intent to Cancel  Membership”  mailed,  return receipt  requested and regular mail,  which informs the borrower that unless the delinquency  is cured  within  30 days,  the  borrower  will  forfeit  ownership
(telephone contact continues)

Approximately 120 Days - Termination letter mailed, return receipt requested and regular mail,  advising the borrower that the owner’s  beneficial rights in the Bluegreen Vacation Club have been terminated

The VOI is placed back into inventory for resale to a new purchaser

                                                                              39

                            VOI Portfolio Performance

Unlike   floating  rate   residential   mortgage   loans  (many  of  which  have
“teaser”  rates), the monthly payment for  Bluegreen’s  borrowers does not change over the life of the loan.*

The average monthly payment (approximately $200) for Bluegreen’s  borrowers is much less than a typical mortgage payment.

The vast majority of Bluegreen’s borrowers are on PAC.

Geographical diversity of obligors, few foreign obligors.

Bluegreen’s  collectors  have  an  average  of  9.5  years  of  collections experience.  Our collections  team is incentivized  through a  performance-based compensation program.

In addition,  Bluegreen  implemented  FICO® score-based credit requirements on
12/15/08 and further raised such guidelines on 1/1/10.

* In the event a borrower goes off of pre-authorized checking, the interest rate will increase by 1%.

                                                                              40

                      Bluegreen VOI Delinquency Performance

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

Total Delinquent   90 Days Delinquent   60 Days Delinquent    31 Days Delinquent

                                                                              41

                              Portfolio Performance

VOI Delinquency Breakdown: As of June 30, 2010

                                                                  Percentage of outstanding
                                             Outstanding             principal balance
                                            principal balance       over 30 days past due

Originations Pre-12/15/08
(loans not credit scored at origination)          $588 million                    4.30%

Originations Post-12/15/08
(loans must meet minimum FICO® requirements)  $156 million                    1.99%

Total                                             $745 million*                   3.81%

     * Does not balance due to rounding.

2008/2009 Originations - VOI Default Comparison

                                                        Percentage defaulted

Loans originated 1/1/08 - 12/14/08                      6.68% (as of 6/30/09)

Loans originated 12/15/08 - 12/31/09                    3.11% (as of 6/30/10)

                                                                              42

                              Bluegreen Communities

o    Direct-to-consumer sales of residential homesites

o    Deed restricted communities

o    “Exurbia” in southeastern and southwestern United States

o    Certain properties include golf courses designed by PGA champions

o    Primarily a cash business

o    Pre-sales  possible  through  combination  of  bonding  to  completion  and corporate guaranty

                                                                              43

                              Bluegreen Communities

                                                                              44

                   Bluegreen Communities Strategic Initiatives

o    Consolidated  field operations,  thereby  eliminating  sales,  construction and/or administrative activities at 12 locations.

o    Eliminated  those  advertising  programs  which we believe have become less effective, and focus primarily on internet marketing campaigns.

o    Eliminated over 70% of our sales, marketing, development and administrative associates.

o    As we have completed development of phases of our communities,  development expenditures in 2009 were materially below expenditures in 2008.

o    Pursue  opportunities  to use our core  competencies to provide services to third-parties on a fee basis in the areas of:

o    asset management

o    market research

o    other real estate consulting services

o    Goal: Strive to operate Bluegreen Communities minimizing cash requirements until market conditions provide other opportunities.

                                                                              45

                                    Liquidity

                                                                              46

                                Unrestricted Cash
                                ( $ in millions)

100

80

60

40

20

0

    $71             $61            $70          $64
12/31/2007*      12/31/2008     12/31/2009   6/30/2010

* Excludes $55.0 million held to extinguish Senior Secured Notes in 4/08

                                                                              47

                        Operating/Investing(a) Cash Flows

                                 ($ in millions)

            2006     2007       2008   2009    YTD Q2 2009     YTD Q2 2010
East        12.9     -1.6     -212.7   62.9           -1.5            77.9

(a)  Investing  cash flows  primarily  consist of cash  received  from  retained interests in notes receivable sold, net of purchases of property and equipment.

                                                                              48

bluegreen

Credit Facilities

($ in thousands)

Lender	Type	Revolving Advance Period Expiration	Legal Final Maturity	Facility Amount	Amount Outstanding	Amount Available
				As of September 15, 2010		
Resorts Division						
BB&T	Receivables Purchase Facility	8/31/2011	9/5/2023	$125,000	$87,900	$37,100 (A)(B)(C)
Liberty	Receivable Hypothecation Facility	11/26/2010	8/27/2014	75,000	72,400	2,600 (A)
National Bank of Arizona	Receivable Hypothecation Facility	N/A	9/30/2017	20,000	---	20,000 (D)
						$59,700

A. Facility amount is revolving, so additional availability is generated as the principal balance amortizes, subject to eligible collateral and/or other terms and conditions.
B. On-balance sheet, non-recourse (except for representations and warranties).
C. As of August 15, 2010 monthly servicer report taking into account principal reduction as of the 7/6/10 Payment Date.
D. Facility closed and funded on 9/30/10.

colorfulplacestoliveandplay 49

                           Contractual Debt Maturities
                               As of June 30, 2010

                                 ($ in millions)

                                                                                        Debt
                                         Less Than     1-3        4-5      After 5      Balance
                                         1 Year        Years      Years    Years        6/30/10

Receivable Backed Notes (Recourse)       $    7      $    -     $  75     $   28      $    110

Lines of Credit & Notes Payable          39          117      1          3            160

Jr Subordinated Debentures                    -           -        -          111          111

Subtotal - Recourse Debt                      46          117      76         142          381

Non- Recourse Receivable - Backed Notes       -           -        -          486          486

Total                                    $    46     $    117   $  76     $   628     $    867

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                             Appendix A: Experienced
                                 Management Team

                                                                              51

Corporate Executive

John M. Maloney, Jr.
President and Chief Executive Officer
Joined Bluegreen in 2001

David Bidgood
Senior Vice President and
President, Bluegreen Resorts
Field Sales & Marketing
Joined Bluegreen in 1997

David L. Pontius
Senior Vice President and President,
Bluegreen Management Services
Joined Bluegreen in 2007

Anthony M. Puleo
Senior Vice President,
Chief Financial Officer and Treasurer
President, Bluegreen Treasury Services
Joined Bluegreen in 1997

Daniel C. Koscher
President and Chief Executive Officer,
Bluegreen Communities
Joined Bluegreen in 1986

Ahmad Wardak
Senior Vice President,
Corporate Marketing
Joined Bluegreen in 2003

Susan J. Saturday
Senior Vice President,
Chief Human Resources
Officer
Joined Bluegreen in 1988

Percy A. Lopez
Vice President,
Information Technology
Joined Bluegreen in 2007

Michael D. Kaminer
Vice President,
Assistant General Counsel
Acting General Counsel
Joined Bluegreen in 2007

Terry Dodd
Senior Vice President,
Acquisitions & Development
Joined Bluegreen in 1997

Allan J. Herz
Senior Vice President,
Mortgage Operations
and Assistant Treasurer
Joined Bluegreen in 1992

Paul Humphrey
Vice President,
Finance and Capital Markets
Joined Bluegreen in 2010

Raymond S. Lopez, CPA
Senior Vice President,
Chief Accounting Officer
Joined Bluegreen in 2004

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bluegreen

John M. Maloney, Jr.	President and Chief Executive Officer	John M. Maloney, Jr. joined us in 2001 as Senior Vice President of Operations and Business Development for Bluegreen Resorts. In May 2002, Mr. Maloney was named our Senior Vice President of the Company and President of Bluegreen Resorts and he was appointed Executive Vice President and Chief Operating Officer in November 2005. Effective January 2007, Mr. Maloney was appointed President and Chief Executive Officer. Prior to Bluegreen, Mr. Maloney served in various positions with ClubCorp, most recently as the Senior Vice President of Sales and Marketing for the Owners Club by ClubCorp, and held various positions with Hilton Grand Vacations Company, most recently as the Director of Sales and Marketing for the South Florida area.
Anthony M. Puleo	Senior Vice President, Chief Financial Officer and Treasurer	Anthony M. Puleo joined us in 1997 as Chief Accounting Officer. Mr. Puleo was elected Vice President in 1998 and Senior Vice President in 2004. Mr. Puleo served as Interim Chief Financial Officer from April through August 2005. In August 2005, he was elected Chief Financial Officer and Treasurer. From December 1990 through October 1997, Mr. Puleo held various positions with Ernst & Young LLP, most recently serving as a Senior Manager in the Assurance and Advisory Business Services group. Mr. Puleo holds a B.B.A. in Accounting and is a Certified Public Accountant.
David Bidgood	Senior Vice President; President, Bluegreen Resorts Field Sales & Marketing	David Bidgood joined us in 1997 as Vice President for Bluegreen's Midwest Region and the Senior Vice President for the Midwest and Tennessee Region with Bluegreen's acquisition of RDI. In December 2000, Mr. Bidgood was promoted to Senior Vice President, National Sales Director Bluegreen Resorts Division. In 2007, Mr. Bidgood was promoted to Executive Vice President of National Sales and Marketing and became an officer of Bluegreen Corporation. In December 2008, Mr. Bidgood was appointed President, Bluegreen Resorts Field Sales & Marketing. Prior to joining Bluegreen, Mr. Bidgood held a variety of positions and has been involved in all aspects of resort development.

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bluegreen

David L. Pontius	Senior Vice President; President, Bluegreen Management Services	David L. Pontius joined us in 2007 as Senior Vice President and President, Bluegreen Resorts. In December 2008 Mr. Pontius was appointed President of Resorts Management Services. From 2002-2007, Mr. Pontius worked at Wyndham Vacation Ownership, Inc. and its sister company RCI Global Vacation Network (RCI). From 2006-2007, he served as Executive Vice President, Hospitality, Strategic Planning and Chief Customer Officer at Wyndham Vacation Ownership. From 2002-2006, Mr. Pontius served as President and CEO of RCI North America. From 1996-2002, Mr. Pontius served in positions of increasing responsibilities at Hilton Grand Vacations where he finished as Senior Vice President of Operations. From 1992-1996, Mr. Pontius served as Chief Operating Officer of Vacation Internationale, one of the pioneer companies in timesharing and points-based clubs.
Allan J. Herz	Senior Vice President, Mortgage Operations and Assistant Treasurer	Allan J. Herz joined us in 1992 and was named Director of Mortgage Operations in September 1992. Mr. Herz was elected Vice President in 1993 and Senior Vice President in 2004. In 2007, he was also appointed Assistant Treasurer. From 1982 to 1992, Mr. Herz worked for AmeriFirst Federal Savings Bank based in Miami, Florida. During his 10-year tenure with the bank, he held various lending positions, the most recent being Division Vice President in Consumer Lending. Mr. Herz holds a B.B.A. and an M.B.A.
Paul Humphrey	Vice President, Finance and Capital Markets	Paul Humphrey began working with us in 2009 and in 2010 became our Vice President, Finance and Capital Markets. He is also the Chief Investment Officer of Stratstone Advisors and has an extensive finance background in securitization execution and performance analysis. Prior to joining Stratstone, Mr. Humphrey worked for over 14 years in the ABS/MBS product groups at Salomon Brothers/Citigroup and CS First Boston where he successfully developed financing alternatives for multiple consumer asset classes such as timeshare, manufactured housing and non-agency mortgage. Mr. Humphrey began his career at CS First Boston in 1993 with his focus including collateral and structural loan analysis for consumer loan securitizations.

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Daniel C. Koscher

Senior Vice President; President and
Chief Executive Officer of Bluegreen
Communities

Daniel C. Koscher joined us in 1986. During his tenure, he has served in various financial  management  positions  including  Chief  Accounting  Officer and Vice
President  and Director of  Planning/Budgeting.  In 1996,  he became Senior Vice
President of the Company and  President of  Bluegreen  Communities.  In November
2005, Mr. Koscher was elected Chief Executive Officer of Bluegreen  Communities.
Mr.  Koscher  holds  an  M.B.A.  along  with a  B.B.A.  in  Accounting  and is a
Registered Resort Professional.

Ahmad Wardak

Senior Vice President, Corporate Marketing

Ahmad  Wardak  joined  Bluegreen  in  2003  and  served  in  various  management positions, most recently as Senior Vice President, Chief Administration Officer.
As Senior Vice President, Corporate Marketing, Mr. Wardak works closely with our
Field Sales and Marketing organization and leads  Bluegreen’s  expansion of new marketing  alliances and oversees a digital  marketing group to leverage the web and other interactive channels. Mr. Wardak began his career with Ernst &
Young, LLP. Mr. Wardak holds his B.S.

Susan J. Saturday

Senior Vice President and
Chief Human Resources Officer

Susan J.  Saturday  joined us in 1988.  During her tenure,  she has held various management positions with us including Assistant to the Chief Financial Officer,
Divisional Controller and Director of Accounting.  In 1995, she was elected Vice
President  and Director of Human  Resources  and  Administration.  In 2004,  Ms.
Saturday was elected  Senior Vice President and Chief Human  Resources  Officer.
From 1983 to 1988,  Ms.  Saturday  was employed by General  Electric  Company in various financial  management positions including the corporate audit staff. Ms.
Saturday holds a B.B.A. in Accounting and an M.S. in Human Resource Management.

Raymond S.  Lopez

Senior Vice President,
Chief Accounting Officer

Raymond S. Lopez joined us in 2004 as Controller.  In 2005 he was appointed Vice
President and Chief Accounting  Officer.  In 2008 Mr. Lopez was appointed Senior
Vice President and Chief Accounting  Officer.  Prior to joining  Bluegreen,  Mr.
Lopez served as Manager of External  Reporting for Office  Depot,  Inc. and as a
Senior Auditor with Arthur Andersen LLP, respectively.  Mr. Lopez is a Certified
Public Accountant and holds a B.S. in Accounting.

                                                                              55

Percy Lopez

Vice President,
Information Technology

Percy Lopez joined us in 2007 as Vice President,  Application  Systems. In 2010,
he was elected  Vice  President,  Information  Technology  to oversee all of the company’s  technology  initiatives.  From March 1990 through March 2007 Mr.
Lopez  was  employed  by Royal  Caribbean  Cruises  Ltd.  where he held  various positions within the Information Technology department, most recently serving as
Director of CRM. Mr. Lopez holds a B.S in Computer Science.

Michael D. Kaminer

Vice President, Assistant General
Counsel, Acting General Counsel

Michael D. Kaminer  joined  Bluegreen in November of 2007 as Vice  President and
Assistant  General  Counsel.  Mr. Kaminer has been serving as our Acting General
Counsel  since April of 2008,  overseeing  all aspects of our Legal  Department.
Prior to coming to  Bluegreen,  Mr.  Kaminer was Vice  President  and  Associate
General Counsel at WCI  Communities,  Inc. from January 2003 to October of 2007.
Prior to that time, Mr.  Kaminer was a Shareholder  with the law firm of Akerman
Senterfitt,  resident in the firm’s  Fort  Lauderdale,  Florida office.  He received his  undergraduate  degree in History from Duke  University and his law degree, with Honors, from the University of Florida.

Terry Dodd

Senior Vice President,
Acquisitions & Development

Terry  Dodd  joined  Bluegreen  in  1997  as the  Vice  President  of  Inventory
Management.   In  2001,   he  was   promoted  to  Senior   Vice   President-Club
Operations/Program  Development.  In 2008 he assumed the  responsibility for all
Acquisition  and Development  activities  within  Bluegreen  Resorts and in 2009 added development of the Company’s  Fee-Based-Services  business.  He began his career in 1992, serving as Director with RDI Resort Services  Corporation in
Fort Myers, FL. In 1993 Terry’s responsibilities shifted to the development and  implementation of the RDI Vacation Club, the first multi-site  points-based
Vacation Club successfully registered in the state of Florida.

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